UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2012

ALLEGHANY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square Tower, 17th Floor, New York, New York 10036

(Address of principal executive offices)(Zip Code)

(212) 752-1356

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On February 13, 2012, following a competitive process undertaken by the Audit Committee of the Board of Directors (the “Audit Committee”) of Alleghany Corporation (“Alleghany”), the Audit Committee approved the selection of Ernst & Young LLP (“E&Y”) to serve as Alleghany’s independent registered public accounting firm for the fiscal year ending December 31, 2012. KPMG LLP (“KPMG”) was notified on February 13, 2012, that it will not be retained as Alleghany’s independent registered public accounting firm for the fiscal year ending December 31, 2012. KPMG’s engagement as Alleghany’s independent registered public accounting firm to audit Alleghany’s consolidated financial statements for the fiscal year ending December 31, 2011, is unaffected by the selection of E&Y, as KPMG’s dismissal will become effective upon the completion of KPMG’s audit of Alleghany’s consolidated financial statements as of and for the fiscal year ended December 31, 2011 and the filing of the related Annual Report on Form 10-K.

The audit reports of KPMG on the consolidated financial statements of Alleghany and its subsidiaries as of and for the years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2010 and 2009, and the subsequent interim period through February 13, 2012, there were (i) no disagreements between Alleghany and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Alleghany provided KPMG with a copy of this Form 8-K, and requested KPMG to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated February 16, 2012, is filed as Exhibit 16 to this Form 8-K.

(b) On February 13, 2012, the Audit Committee approved the selection of E&Y to serve as Alleghany’s independent registered public accounting firm for the fiscal year ending December 31, 2012. During the two fiscal years ended December 31, 2010 and 2009, and the subsequent interim period through February 13, 2012, Alleghany has not consulted with E&Y, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Alleghany’s consolidated financial statements, and neither a written report was provided to Alleghany or oral advice was provided that E&Y concluded was an important factor considered by Alleghany in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16	Letter from KPMG LLP, dated February 16, 2012, regarding change in independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION

Date: February 16, 2012	By:	/s/ Roger B. Gorham
	Name:	Roger B. Gorham
	Title:	Senior Vice President and Chief Financial Officer